ROIC
RETAIL OPPORTUNITY INVESTMENTS CORPORATION

1st Quarter 2014 Supplemental Information




SAFEWAY


VONS

Retail Opportunity Investments Corp.
8905 Towne Centre Drive, Suite 108
San Diego, CA 92122

www.roireit.net

Overview

Our Company

Retail Opportunity Investments Corporation (Nasdaq:ROIC) is a fully integrated, self-managed real estate investment trust ("REIT"). ROIC specializes in the acquisition, ownership and management of necessity-based community and neighborhood shopping centers, anchored by national or regional supermarkets and drugstores. At March 31, 2014, ROIC's property portfolio included 56 shopping centers encompassing approximately 6.0 million square feet. Additional information is available at www.roireit.net.

Forward Looking Information

Certain information contained herein may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, risks associated with the Company's ability to identify and acquire retail real estate investments that meet the Company's investment standards; the level of rental revenue and net interest income the Company achieves from its assets; the market value of the Company's assets and the supply of, and demand for, retail real estate investments in which the Company invests; the conditions in the local markets in which the Company operates, as well as changes in national economic and market conditions; consumer spending and confidence trends; the Company's ability to enter into new leases or to renew leases with existing tenants at the properties at favorable rates; the Company's ability to anticipate changes in consumer buying practices and the space needs of tenants; the competitive landscape impacting the properties the Company acquires and their tenants; the Company's relationships with its tenants and their financial condition; the Company's use of debt as part of its financing strategy and its ability to make payments or to comply with any covenants under any borrowings or other debt facilities; the level of the Company's operating expenses, changes in interest rates that could impact the market price of the Company's common stock and the cost of the Company's borrowings; and legislative and regulatory changes (including changes to laws governing the taxation of REITs). Additional information regarding these and other factors is described in the Company's filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and the Company's Quarterly Reports on Form 10-Q. Forward looking statements are based on estimates as of the date of this supplemental data. The Company disclaims any obligation to publicly release the results of any revisions to these forward looking statements reflecting new estimates, events or circumstances after the date of this supplemental data. For further information, please refer to the Company's filings with the Securities and Exchange Commission.

Supplemental Information

The enclosed information should be read in conjunction with the Company's filings with the Securities and Exchange Commission, including but not limited to, the Company's Form 10-Qs filed quarterly and Form 10-Ks filed annually. Additionally, the enclosed information does not purport to disclose all items under generally accepted accounting principles ("GAAP").

Table of Contents

Page

Financial Data

Portfolio Data

Balance Sheets

(unaudited, dollars in thousands)

	As Of	
	03/31/14	12/31/13
ASSETS:		
Real estate investments:		
Land	$ 472,198	$ 458,252
Building and improvements	967,639	914,182
Less: accumulated depreciation and amortization	(61,691)	(57,500)
Real Estate Investments, net	1,378,146	1,314,934
Cash and cash equivalents	12,765	7,920
Restricted cash	1,584	1,299
Tenant and other receivables, net	22,781	20,389
Deposits	25	775
Acquired lease intangible assets, net of accumulated amortization	52,013	55,887
Prepaid expenses	1,746	1,371
Deferred charges, net of accumulated amortization	31,180	33,122
Other	2,941	3,393
TOTAL ASSETS	$ 1,503,181	$ 1,439,090
LIABILITIES:		
Term loan	$ 200,000	$ 200,000
Credit facility	122,450	56,950
Senior Notes Due 2023	245,925	245,845
Mortgage notes payable	117,716	118,903
Acquired lease intangible liabilities, net of accumulated amortization	81,909	85,284
Accounts payable and accrued expenses	14,557	11,924
Tenants' security deposits	3,614	3,423
Other liabilities	13,285	11,351
TOTAL LIABILITIES	799,456	733,680
EQUITY:		
Common stock, $.0001 par value 500,000,000 shares authorized	7	7
Additional paid-in-capital	740,528	732,702
Dividends in excess of earnings	(56,271)	(47,617)
Accumulated other comprehensive loss	(9,468)	(8,969)
Total Retail Opportunity Investments Corp. stockholders' equity	674,796	676,123
Non-controlling interests	28,929	29,287
TOTAL EQUITY	703,725	705,410
TOTAL LIABILITIES AND EQUITY	$ 1,503,181	$ 1,439,090

The Company's Form 10-Q for the quarters ended March 31, 2014 and 2013 and Form 10-K for the year ended December 31, 2013 should be read in conjunction with the above information.

Income Statements

(unaudited, in thousands, except per share amounts)

	Three Months Ended	
	03/31/14	03/31/13
REVENUES:		
Base rents	$ 27,537	$ 19,350
Recoveries from tenants	7,614	4,745
Mortgage interest	-	204
Other income	1,199	85
TOTAL REVENUES	36,350	24,384
OPERATING EXPENSES:		
Property operating	$ 6,262	$ 4,159
Property taxes	3,588	2,315
Depreciation and amortization	13,364	8,881
General and administrative expenses	2,561	2,767
Acquisition transaction costs	218	409
Other expense (income)	217	(31)
TOTAL OPERATING EXPENSES	26,210	18,500
NET OPERATING INCOME	10,140	5,884
NON-OPERATING INCOME (EXPENSES):		
Interest expense and other finance expenses	(6,874)	(3,825)
Equity in earnings from unconsolidated joint venture	-	231
TOTAL NON-OPERATING INCOME (EXPENSES)	(6,874)	(3,594)
NET INCOME	$ 3,266	$ 2,290
NET INCOME ATTRIBUTABLE TO RETAIL OPPORTUNITY INVESTMENTS CORP.	$ 3,132	$ 2,290
NET INCOME ATTRIBUTABLE TO NON-CONTROLLING INTERESTS	$ 134	$ -
NET INCOME PER COMMON SHARE - BASIC	$ 0.04	$ 0.04
NET INCOME PER COMMON SHARE - DILUTED	$ 0.04	$ 0.04
Weighted average common shares outstanding - basic	72,755	57,373
Weighted average common shares outstanding - diluted	77,055	60,816

The Company's Form 10-Q for the quarters ended March 31, 2014 and 2013 and Form 10-K for the year ended December 31, 2013 should be read in conjunction with the above information.

Funds From Operations

(unaudited, in thousands, except per share amounts)

	Three Months Ended			
	03/31/14		03/31/13	
Funds from Operations (FFO) [(1)] ***:***				
Net income attributable to ROIC for the period	$	3,132	$	2,290
Plus:				
Depreciation and amortization expense		13,364		8,881
Depreciation and amortization attributable to unconsolidated joint venture		-		352
FUNDS FROM OPERATIONS	**$**	**16,496**	**$**	**11,523**
FUNDS FROM OPERATIONS PER SHARE - BASIC	**$**	**0.23**	**$**	**0.20**
FUNDS FROM OPERATIONS PER SHARE - DILUTED	**$**	**0.21**	**$**	**0.19**
Weighted average common shares outstanding - basic		72,755		57,373
Weighted average common shares outstanding - diluted		77,055		60,816
Common dividends per share	**$**	**0.16**	**$**	**0.15**
FFO Payout Ratio		**76.2%**		**78.9%**

(1) - Funds from operations ("FFO"), is a widely-recognized non GAAP financial measure for REIT's that the Company believes when considered with financial statements determined in accordance with GAAP, provides additional and useful means to assess our financial performance. FFO is frequently used by securities analysts, investors and other interested parties to evaluate the performance of REITs, most of which present FFO along with net income as calculated in accordance with GAAP.

The Company computes FFO in accordance with the "White Paper" on FFO published by the National Association of Real Estate Investment Trusts ("NAREIT"), which defines FFO as net income attributable to common shareholders (determined in accordance with GAAP) excluding gains or losses from debt restructuring and sales of property, plus real estate related depreciation and amortization, and after adjustments for partnerships and unconsolidated joint ventures. The Company considers FFO a meaningful, additional measure of operating performance because it primarily excludes the assumption that the value of its real estate assets diminishes predictably over time and industry analysts have accepted it as a performance measure. However, FFO:

- does not represent cash flows from operating activities in accordance with GAAP (which generally reflects all cash effects of transactions and other events in the determination of net income); and
- should not be considered an alternative to net income as an indication of our performance.

FFO as defined by us may not be comparable to similarly titled items reported by other real estate investment trusts due to possible differences in the application of the NAREIT definition used by such REITs.

The above does not purport to disclose all items required under GAAP.

Same-Center Net Operating Income Analysis

(unaudited, in thousands, except per share amounts)

	Three Months Ended		
	03/31/14	03/31/13	% Change
Number of shopping centers included in same-center analysis (1)	42	42	
Same-center occupancy	95.1%	94.7%	0.4%
REVENUES:			
Base rents	$ 16,921	$ 16,493	2.6%
Percentage rent	111	-	N/A
Recoveries from tenants	5,337	4,475	19.3%
Other property income	63	216	(70.7%)
TOTAL REVENUES	22,432	21,184	5.9%
OPERATING EXPENSES:			
Property operating expenses	3,545	3,313	7.0%
Bad debt expense	653	502	30.1%
Property taxes	2,392	2,187	9.4%
TOTAL OPERATING EXPENSES	6,590	6,002	9.8%
SAME CENTER NET OPERATING INCOME, CASH (2)	**$ 15,842**	**$ 15,182**	**4.3%**

(1) Same centers are defined as those properties which were owned for the entirety of the current and comparable prior year period.

(2) Same center cash net operating income excludes non-cash revenue items such as straight-line rent and amortization of lease intangibles, debt related expenses and other non-recurring items.

The above does not purport to disclose all items required under GAAP.

ROIC

Selected Financial Analyses

(unaudited, in thousands, except per share amounts)

	03/31/14	12/31/13
Debt coverage ratios, three months ending:		
Interest coverage ratio (EBITDA/interest expense)	3.4x	4.3x
Debt service coverage (EBITDA/(interest expense + scheduled principal payments))	3.2x	3.9x
Net Debt (Total debt less cash & equivalents)/Annualized EBITDA	7.2x	7.2x
Debt/equity ratios, at period end:		
Total debt/total market capitalization	38.2%	36.5%
Total debt/total equity market capitalization	61.9%	57.4%
Total debt/total book assets	45.6%	43.2%
Total debt/undepreciated book value (1)	43.8%	41.6%
Secured debt/undepreciated book value (1)	7.5%	8.0%
Market capitalization calculations, at period end:		
Common shares outstanding	73,163	72,455
Warrants outstanding	5,303	5,943
Common stock price per share	$ 14.94	$ 14.72
Warrants price per share	$ 2.87	$ 2.92
Common market equity	$ 1,093,051	$ 1,066,543
Warrants market equity	15,220	17,353
Total equity market capitalization	1,108,271	1,083,895
Total debt end of period	686,092	621,698
TOTAL MARKET CAPITALIZATION	$ 1,794,363	$ 1,705,593
Unsecured Senior Notes Financial Covenants (2):		
Total debt to total assets not to exceed 60%	47.2%	43.2%
Total secured debt to total assets not to exceed 40%	8.1%	8.3%
Total unencumbered assets to total unsecured debt not to be less than 150%	210.8%	231.4%
Consolidated income available for debt service to interest expense not to be less than 1.5:1	4.0x	4.3x

(1) Excludes accumulated depreciation on operating assets.
(2) The Company completed its inaugural bond issue on December 9, 2013.

Summary of Debt Outstanding

(unaudited, dollars in thousands)

		Outstanding Balance	Interest Rate	GAAP Interest Rate	Maturity Date	Percent of Total Indebtedness
Fixed Rate Debt:						
Euclid Plaza	$	8,116	5.2%	3.8%	11/01/14	1.2%
Country Club Gate		12,172	5.0%	4.2%	01/01/15	1.8%
Renaissance Towne Center		16,417	5.1%	4.8%	06/01/15	2.4%
Crossroads		49,211	6.5%	3.0%	09/01/15	7.2%
Gateway Village III		7,343	6.1%	4.8%	07/01/16	1.1%
Bernardo Heights		8,706	5.7%	3.3%	07/11/17	1.3%
Santa Teresa Village		10,984	6.2%	3.3%	02/01/18	1.6%
Senior Unsecured Notes		250,000	5.0%	5.2%	12/15/23	36.5%
Interest Rate Swaps		75,000	3.9%	3.9%	Various	10.9%
Total Fixed Rate Debt	$	437,949	5.1%	4.6%		63.9%
Variable Rate Debt:						
Credit Facility	$	122,450	1.3%	1.3%	08/29/17	17.9%
Term Loan Facility		200,000	1.5%	1.5%	08/29/17	29.2%
Interest rate swaps		(75,000)				
Total Variable Rate Debt:	$	247,450	1.4%	1.9%		36.1%
TOTAL DEBT	$	685,399	3.7%	3.6%		100.0%
Net unamortized premiums on mortgages		4,767				
Net unamortized discount on notes		(4,075)				
TOTAL DEBT - NET	$	686,091				

Principal Maturities

Principal Maturities	Principal Amortization	Principal due at Maturity	Unsecured Credit Facilities	Senior Unsecured Notes	Total	Percentage of Debt Maturing
2014	$ 1,495	$ 8,007	$ -	$ -	$ 9,502	1.4%
2015	1,255	76,012	-	-	77,267	11.2%
2016	463	7,120	-	-	7,583	1.1%
2017	361	8,099	322,450	-	330,910	48.3%
2018	42	10,094	-	-	10,137	1.5%
2023	-	-	-	250,000	250,000	36.5%
	$ 3,616	$ 109,332	$ 322,450	$ 250,000	$ 685,399	100.0%
				Net unamortized premiums on mortgages	4,767	
				Net unamortized discount on notes	(4,075)	
					$ 686,091	

Summary of Unencumbered/Encumbered Properties

	# of Properties	GLA	%
Unencumbered	49	5,110,163	84.5%
Encumbered	7	934,570	15.5%
	56	6,044,733	100.0%

ROIC

2014 Property Acquisitions

(dollars in thousands)

Shopping Centers	Location	Date Acquired	% Owned	Purchase Amount	GLA
1Q 2014					
Tigard Marketplace	Tigard, OR	02/18/14	100.0%	$ 25,125	136,889
Creekside Plaza	Poway, CA	02/28/14	100.0%	43,975	128,852
Total 1Q 2014				69,100	265,741

Property Portfolio

(dollars in thousands)

Shopping Centers		City	State	Date Acquired	Owned GLA	% Leased		ABR [1]	Major Tenants
Northern California									
Norwood Shopping Center	*	Sacramento	CA	04/06/10	88,851	100.0%	$	1,216	Viva Supermarket, Rite Aid Pharmacy, Citi Trends
Pleasant Hill Marketplace	*	Pleasant Hill	CA	04/08/10	69,715	100.0%		1,343	Buy Buy Baby, Office Depot, Basset Furniture
Pinole Vista Shopping Center	*	Pinole	CA	01/06/11	165,025	98.9%		1,770	Kmart, SaveMart (Lucky) Supermarket [2]
Mills Shopping Center	*	Rancho Cordova	CA	02/17/11	239,081	75.2%		1,767	Warehouse Markets, Dollar Tree
Morada Ranch	*	Stockton	CA	05/16/11	101,842	100.0%		2,194	Raleys Supermarket
Country Club Gate Center	*	Pacific Grove	CA	07/08/11	109,331	91.7%		1,762	SaveMart (Lucky) Supermarket, Rite Aid Pharmacy
Round Hill Square Shopping Center	*	Zephyr Cove	NV	09/21/11	115,984	90.6%		1,759	Safeway Supermarket, US Postal Service
Marlin Cove	*	Foster City	CA	05/04/12	73,186	100.0%		1,775	99 Ranch Market
Green Valley Station	*	Cameron Park	CA	06/15/12	52,245	82.0%		780	CVS Pharmacy
The Village at Novato	*	Novato	CA	07/24/12	20,043	90.6%		506	Trader Joe's
Santa Teresa Village	*	San Jose	CA	11/08/12	125,162	97.6%		2,244	Raleys (Nob Hill) Supermarket
Granada Shopping Center		Livermore	CA	06/27/13	69,325	100.0%		898	SaveMart (Lucky) Supermarket
Country Club Village		San Ramon	CA	11/26/13	111,172	93.8%		1,785	Walmart Neighborhood Market, CVS Pharmacy
Northern California Totals					**1,340,962**	**92.4%**	**$**	**19,799**	
Southern California									
Paramount Plaza	*	Paramount	CA	12/22/09	95,062	72.7%	$	1,256	Rite Aid Pharmacy, TJ Maxx
Santa Ana Downtown Plaza	*	Santa Ana	CA	01/26/10	100,305	100.0%		1,887	Kroger (Food 4 Less) Supermarket, Marshalls
Claremont Promenade	*	Claremont	CA	09/23/10	91,529	96.0%		2,040	Super King Supermarket
Sycamore Creek	*	Corona	CA	09/30/10	74,198	95.3%		1,572	Safeway (Vons) Supermarket, CVS Pharmacy [2]
Gateway Village	*	Chino Hills	CA	12/17/10	96,959	91.0%		2,609	Sprouts Farmers Market
Marketplace Del Rio	*	Oceanside	CA	01/03/11	177,136	93.5%		3,003	Stater Brothers Supermarket, Walgreens, Ace Hardware
Desert Springs Marketplace	*	Palm Desert	CA	02/17/11	105,157	97.1%		2,244	Kroger (Ralph's) Supermarket, Rite Aid Pharmacy
Renaissance Towne Centre	*	San Diego	CA	08/03/11	53,074	100.0%		2,132	CVS Pharmacy
Euclid Plaza	*	San Diego	CA	03/29/12	77,044	91.9%		1,184	Vallarta Supermarket, Walgreens
Seabridge Marketplace	*	Oxnard	CA	05/31/12	93,784	94.7%		1,444	Safeway (Vons) Supermarket
Glendora Shopping Center	*	Glendora	CA	08/01/12	106,535	93.7%		1,096	Albertson's Supermarket
Bay Plaza	*	San Diego	CA	10/05/12	73,324	95.1%		1,653	Seafood City Supermarket
Cypress Center West	*	Cypress	CA	12/04/12	106,451	97.5%		1,797	Kroger (Ralph's) Supermarket, Rite Aid Pharmacy
Redondo Beach Plaza	*	Redondo Beach	CA	12/28/12	110,509	100.0%		1,998	Safeway (Vons) Supermarket, Petco
Harbor Place Center	*	Garden Grove	CA	12/28/12	119,821	100.0%		1,471	AA Supermarket, Ross Dress For Less
Diamond Bar Town Center		Diamond Bar	CA	02/01/13	100,342	100.0%		2,086	National grocery tenant
Bernardo Heights Plaza		Rancho Bernardo	CA	02/06/13	37,729	100.0%		853	Sprouts Farmers Market
Diamond Hills Plaza		Diamond Bar	CA	04/22/13	139,505	100.0%		3,204	H-Mart Supermarket, Rite Aid Pharmacy
Hawthorne Crossings		San Diego	CA	06/27/13	141,288	100.0%		3,080	Mitsuwa Supermarket, Ross Dress For Less, Staples
Five Points Plaza		Huntington Beach	CA	09/27/13	160,906	100.0%		3,367	Trader Joe's, Old Navy, Pier 1
Peninsula Marketplace		Huntington Beach	CA	10/15/13	95,416	100.0%		2,123	Kroger (Ralph's) Supermarket
Plaza de la Cañada		La Cañada Flintridge	CA	12/13/13	100,408	100.0%		2,391	Gelson's Supermarket, TJ Maxx, Rite Aid Pharmacy
Creekside Plaza		Poway	CA	02/28/14	128,852	100.0%		2,625	Stater Brothers Supermarket, DigiPlex Theatre
Southern California Totals					**2,385,334**	**96.6%**	**$**	**47,115**	

Property Portfolio, cont.

(dollars in thousands)

Shopping Centers		City	State	Date Acquired	Owned GLA	% Leased		ABR (1)	Major Tenants
Portland Metropolitan									
Vancouver Market Center	*	Vancouver	WA	06/17/10	118,385	96.2%	$	942	Albertson's Supermarket
Happy Valley Town Center	*	Happy Valley	OR	07/14/10	138,696	96.0%		3,033	New Seasons Supermarket
Oregon City Point	*	Oregon City	OR	07/14/10	35,305	92.6%		870	Starbucks, West Coast Bank, FedEx Kinko's
Wilsonville Old Town Square	*	Wilsonville	OR	07/15/10	49,937	100.0%		1,675	Kroger (Fred Meyer) (2)
Cascade Summit Town Square	*	West Linn	OR	08/20/10	95,508	100.0%		1,473	Safeway Supermarket
Heritage Market Center	*	Vancouver	WA	09/23/10	107,468	98.1%		1,584	Safeway Supermarket, Dollar Tree
Division Crossing	*	Portland	OR	12/22/10	104,089	96.2%		1,077	Ross Dress For Less, Rite Aid Pharmacy
Halsey Crossing	*	Gresham	OR	12/22/10	99,428	95.9%		750	Safeway Supermarket, Dollar Tree
Hillsboro Market Center	*	Hillsboro	OR	11/23/11	156,021	97.5%		2,266	Albertson's Supermarket, Dollar Tree, Marshalls
Robinwood Shopping Center		West Linn	OR	08/23/13	70,831	94.9%		881	Walmart Neighborhood Market
Tigard Marketplace		Tigard	OR	02/18/14	136,889	92.1%		1,767	H-Mart Supermarket, Bi-Mart Pharmacy
Portland Metropolitan Totals					**1,112,557**	**96.3%**	**$**	**16,319**	
Seattle Metropolitan									
Meridian Valley Plaza	*	Kent	WA	02/01/10	51,597	100.0%	$	630	Kroger (QFC) Supermarket
The Market at Lake Stevens	*	Lake Stevens	WA	03/11/10	74,130	100.0%		1,324	Haggen Food & Pharmacy
Canyon Park Shopping Center	*	Bothell	WA	07/29/11	123,627	100.0%		1,565	Albertson's Supermarket, Rite Aid Pharmacy
Hawks Prairie Shopping Center	*	Lacey	WA	09/09/11	154,781	100.0%		1,820	Safeway Supermarket, Dollar Tree, Big Lots
The Kress Building	*	Seattle	WA	09/30/11	73,563	100.0%		1,793	IGA Supermarket, TJMaxx
Gateway Shopping Center	*	Marysville	WA	02/16/12	106,104	97.9%		2,507	WinCo Foods (2), Rite Aid Pharmacy, Ross Dress For Less
Aurora Square	*	Shoreline	WA	05/02/12	38,030	100.0%		313	Central Supermarket
Canyon Crossing		Puyallup	WA	04/15/13	120,510	87.3%		2,159	Safeway Supermarket
Crossroads Shopping Center		Bellevue	WA	2010/2013	463,538	99.2%		8,723	Kroger (QFC) Supermarket, Bed Bath & Beyond, Sports Authority
Seattle Metropolitan Totals					**1,205,880**	**98.2%**	**$**	**20,834**	
TOTAL SHOPPING CENTERS					**6,044,733**	**95.9%**	**$**	**104,066**	

(1) Annual base rent ("ABR") is equal to the annualized cash rent for all leases in-place at period end (including initial cash rent for new leases).
(2) These retailers own their own space and are not tenants of the Company.
*Denotes properties in same center pool for 1Q 2014.

Top Ten Tenants

Tenant	Number of Leases	GLA	Percent of Total Leased GLA	ABR	Percent of Total ABR
Safeway Supermarket	9	475,182	8.2%	$ 5,012	4.8%
Kroger Supermarket	6	243,634	4.2%	3,283	3.2%
Rite Aid Pharmacy	10	179,272	3.1%	2,562	2.5%
Marshalls / TJMaxx	5	141,271	2.4%	2,224	2.1%
JP Morgan Chase	12	51,412	0.9%	1,606	1.5%
H-Mart Supermarket	2	104,400	1.8%	1,498	1.4%
Ross Dress For Less	4	105,115	1.8%	1,391	1.3%
Raley's Supermarket	2	92,318	1.6%	1,361	1.3%
Walmart Neighborhood Market	3	130,870	2.3%	1,355	1.3%
Albertson's Supermarket	4	201,445	3.5%	1,354	1.3%
Top 10 Tenants Total	57	1,724,919	29.8%	$ 21,645	20.8%
Other Tenants	1,134	4,074,908	70.2%	82,421	79.2%
Total Portfolio	1,191	5,799,827	100.0%	$ 104,066	100.0%

Lease Expiration Schedule

Anchor Tenants [1]

	Number of Leases Expiring [2]	Leased GLA	Percent of Total Leased GLA	ABR Per Sq. Ft.	Percent of Total ABR
2014	1	19,251	0.3%	$ 12.90	0.2%
2015	5	182,445	3.1%	9.14	1.6%
2016	8	280,261	4.8%	8.82	2.4%
2017	7	209,115	3.6%	8.92	1.8%
2018	13	362,086	6.2%	14.95	5.2%
2019	9	263,059	4.5%	14.45	3.7%
2020	9	303,196	5.2%	10.78	3.1%
2021	3	120,129	2.1%	8.07	0.9%
2022	8	256,451	4.4%	14.32	3.5%
2023+	25	1,106,109	19.1%	13.82	14.7%
	88	3,102,102	53.5%	$ 12.46	37.2%

Non-Anchor Tenants

	Number of Leases Expiring [2]	Leased GLA	Percent of Total Leased GLA	ABR Per Sq. Ft.	Percent of Total ABR
2014	127	240,793	4.2%	$ 22.63	5.2%
2015	185	419,313	7.2%	23.36	9.4%
2016	205	411,669	7.1%	25.03	9.9%
2017	200	466,363	8.0%	25.11	11.3%
2018	163	375,025	6.5%	24.99	9.0%
2019	80	212,625	3.7%	23.30	4.8%
2020	19	60,119	1.0%	25.56	1.5%
2021	29	111,931	1.9%	22.19	2.4%
2022	35	129,836	2.2%	26.30	3.3%
2023+	60	270,051	4.6%	24.12	6.1%
	1,103	2,697,725	46.5%	$ 24.29	62.8%

All Tenants

	Number of Leases Expiring [2]	Leased GLA	Percent of Total Leased GLA	ABR Per Sq. Ft.	Percent of Total ABR
2014	128	260,044	4.5%	$ 21.91	5.5%
2015	190	601,758	10.4%	19.05	11.0%
2016	213	691,930	11.9%	18.46	12.3%
2017	207	675,478	11.7%	20.10	13.0%
2018	176	737,111	12.7%	20.06	14.2%
2019	89	475,684	8.2%	18.40	8.4%
2020	28	363,315	6.3%	13.23	4.6%
2021	32	232,060	4.0%	14.88	3.3%
2022	43	386,287	6.7%	18.34	6.8%
2023+	85	1,370,785	23.7%	15.81	20.8%
	1,191	5,799,827	100.0%	$ 17.96	100.0%

(1) Anchor tenants are leases equal to or greater than 15,000 square feet.
(2) Does not assume exercise of renewal options.

ROIC

Leasing Summary

New Leases

	For the Three Months Ended March 31, 2014		
	Non-Anchors	Anchors	Total
Number of Leases	21	-	21
Gross Leasable Area (sq. ft.)	45,826	-	45,826
Initial Base Rent ($/sq. ft.)	$ 16.07	$ -	$ 16.07
Tenant Improvements ($/sq. ft.)	$ 6.22	$ -	$ 6.22
Leasing Commissions ($/sq. ft.)	$ 1.83	$ -	$ 1.83

Renewals

	For the Three Months Ended March 31, 2014		
	Non-Anchors	Anchors	Total
Number of Leases	37	-	37
Gross Leasable Area (sq. ft.)	77,450	-	77,450
Initial Base Rent ($/sq. ft.)	$ 24.07	$ -	$ 24.07
Tenant Improvements ($/sq. ft.)	$ -	$ -	$ -
Leasing Commissions ($/sq. ft.)	$ -	$ -	$ -

Total

	For the Three Months Ended March 31, 2014		
	Non-Anchors	Anchors	Total
Number of Leases	58	-	58
Gross Leasable Area (sq. ft.)	123,276	-	123,276
Initial Base Rent ($/sq. ft.)	$ 21.10	$ -	$ 21.10
Tenant Improvements ($/sq. ft.)	$ 2.31	$ -	$ 2.31
Leasing Commissions ($/sq. ft.)	$ 0.68	$ -	$ 0.68

ROIC

Investor Information

Retail Opportunity Investments Corp.
www.roireit.net
NASDAQ: ROIC
8905 Towne Centre Drive, Suite 108
San Diego, CA 92122

Investor Relations:
Ashley Bulot
abulot@roireit.net
858.255.4913 (o)
760.688.8647 (c)

Transfer Agent:
Constance Adams
ComputerShare
constance.adams@computershare.com
201.680.5258

Research Coverage

Bank of America Merrill Lynch	Craig Schmidt	646.855.3640
Bank of Montreal	Paul Adornato	212.885.4170
Green Street	Jason White	949.640.8780
J.P. Morgan	Mark Streeter	212.834.5086
Janney Montgomery Scott	Michael Gorman	212.665.6224
KeyBanc Capital Markets	Todd Thomas	917.368.2286
MLV & Co LLC	Paul Morgan	415.325.4187
Raymond James	RJ Milligan	727.567.2660

Ratings Agency Coverage

Moody's Investors Service	Merrie Frankel	212.553.3652
Standard & Poor's Rating Services	Jaime Gitler	212.438.5049